KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated August 19, 2013 to the Prospectuses dated May 1, 2013 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

Under the heading “Annual Portfolio Operating Expenses” please note the following information relating to American Century Variable Portfolios, Inc.:

Effective August 1, 2013, the advisor waived 0.30 percentage points of the VP International Fund’s management fee.  The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective August 1, 2013, the advisor waived 0.10 percentage points of the VP Ultra Fund’s management fee.  The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective August 1, 2013, the advisor waived 0.09 percentage points of the VP Value Fund’s management fee.  The advisor expects this waiver to continue for one year from its effective date and cannot terminate it without the approval of the Board of Directors.

Effective September 1, 2013, the Prospectuses are amended as follows:

Under the heading “Annual Portfolio Operating Expenses” please replace the information relating to Federated Managed Tail Risk Fund II with the following:

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Managed Tail Risk Fund II (formerly Federated Capital Appreciation Fund II)	0.75%	0.25%	0.45%	0.70%	2.15%	1.10%Y	1.05%
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Y Effective September 1, 2013, the Adviser and its affiliates voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.35% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) September 1, 2014; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Kansas City Life has been informed that on August 8, 2013, the shareholders of MFS® Strategic Income Series approved an Agreement and Plan of Reorganization, which provides for the reorganization of MFS® Strategic Income Series into MFS® Strategic Income Portfolio. The table below identifies the Surviving Portfolio, the Acquired Portfolio and the date on which the reorganization occurred (“Reorganization Date”).

Acquired Portfolio	Surviving Portfolio	Reorganization Date
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust II	August 16, 2013
MFS® Strategic Income Series- Initial Class Shares	MFS® Strategic Income Portfolio- Initial Class Shares

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.